Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. __)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders (the “Meeting”) of the Franklin Global Real Estate VIP Fund (the “Fund”), a series of Franklin Templeton Variable Insurance Products Trust (the “Trust”), scheduled for March 9, 2023, at 11:00 a.m., Pacific time, that will be held at the offices of Franklin Templeton, One Franklin Parkway, San Mateo, California 94403-1906. The enclosed materials discuss an important proposal (the “Proposal”) to be voted on at the meeting and contain the Notice of Special Meeting of Shareholders, proxy statement and proxy card and/or voting instruction form. The shares of the Fund are sold to (i) separate accounts of certain life insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the Participating Insurance Companies; and (ii) certain qualified plans. The Participating Insurance Companies hereby solicit and agree to vote at the Meeting, to the extent required, the shares of the Fund that are held in separate accounts in accordance with timely instructions received from owners of the Variable Contracts. With respect to all other shareholders, the Board of Trustees of the Trust is soliciting your vote.

If you are a Variable Contract owner, a voting instruction form is enclosed. When you vote your voting instruction form, it tells the Participating Insurance Company how you wish to vote the Fund shares attributable to your Variable Contract on important issues relating to the Fund underlying your Variable Contract. If you are a shareholder, a proxy card is enclosed. The enclosed materials contain information about the Proposal being presented for your consideration. We request your prompt attention and vote by mail using the enclosed voting instruction form or proxy card.

We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out and sign the proxy card or voting instruction form and return it in the postage-paid envelope, so that it is received prior to the Meeting on March 9, 2023 for your vote to be counted. When Variable Contracts owners return their voting instructions promptly, the Fund may be able to save money by not having to conduct additional solicitations, including having the Participating Insurance Companies forward additional mailings. PLEASE COMPLETE, SIGN AND RETURN the proxy card or voting instruction form you receive.

In light of the COVID-19 pandemic, we are urging all shareholders to take advantage of voting by mail, by telephone or through the Internet (separate instructions are listed on the enclosed proxy card or voting instruction form to vote by telephone or through the Internet). Additionally, while we anticipate that the Meeting will occur as-planned on March 9, 2023, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants. Should this occur, we will notify you by issuing a press release and filing an announcement with the Securities and Exchange Commission as definitive additional solicitation material. If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

We welcome your comments. If you have any questions or wish to obtain directions to be able to attend the Meeting and vote in person, please call AST Fund Solutions, LLC, our proxy solicitor, toll free at (866) 207-2324. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday.

TELEPHONE AND INTERNET VOTING
For your convenience, you may vote by telephone or through the Internet, 24 hours a day.
Separate instructions are listed on the enclosed voting instruction form or proxy card.

FRANKLIN GLOBAL REAL ESTATE VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees of Franklin Templeton Variable Insurance Products Trust, on behalf of the Franklin Global Real Estate VIP Fund (the “Fund”), has called a Special Meeting of Shareholders (the “Meeting”) of the Fund that will be held on March 9, 2023, at 11:00 a.m., Pacific time, at the offices of Franklin Templeton, One Franklin Parkway, San Mateo, California 94403-1906.

During the Meeting, shareholders of the Fund will be asked to vote on the following Proposal:

1. To approve a new investment management agreement with Franklin Advisers, Inc.

The shares of the Fund are sold to (i) separate accounts of certain insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the Participating Insurance Companies; and (ii) certain qualified plans. The Participating Insurance Companies, as the shareholders of record of the Fund, hereby solicit and agree to vote at the Meeting, to the extent required, the shares of the Fund that are held in separate accounts in accordance with timely instructions received from owners of the Variable Contracts.

By Order of the Board of Trustees,

Lori A. Weber

Co-Secretary and Vice President

January 18, 2023

Please sign and promptly return the proxy statement or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares attributable to your Variable Contract, so it is received prior to the Meeting on March 9, 2023 for your vote to be counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON MARCH 9, 2023
The Notice of Special Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at https://vote.proxyonline.com/Franklin/docs/GlobalRE.pdf. The form of proxy card on the Internet site cannot be used to cast your vote.

If you have any questions or wish to obtain directions to be able to attend the Meeting and vote in person, please call AST Fund Solutions, LLC, our proxy solicitor, toll free at (866) 207-2324.

FRANKLIN GLOBAL REAL ESTATE VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

PROXY STATEMENT

INFORMATION ABOUT VOTIN G

Who is asking for my vote ?

The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the “Trust”), on behalf of the Franklin Global Real Estate VIP Fund (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund to be held on March 9, 2023 (the “Meeting”), has requested your vote on an important proposal (the “Proposal”). Shares of the Fund are sold to (i) separate accounts of certain insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity or variable life insurance contracts (“Variable Contracts”) issued by the Participating Insurance Company; and (ii) certain qualified plans. As an owner of a Variable Contract, you have the right to instruct the Participating Insurance Company how to vote shares of the Fund attributable to your Variable Contract. Therefore, each Participating Insurance Company hereby solicits voting instructions from the owners of the Variable Contracts issued by such Company with respect to the shares of the Fund attributable to such Variable Contracts.

For the limited purpose of this proxy statement, the terms “shareholder(s),” “you” and “your” refer to Variable Contract owners, as beneficial owners of Fund shares, and to the Participating Insurance Companies as direct owners of Fund shares, as well as any other direct shareholders of the Fund, unless the context otherwise requires.

Who is eligible to vote ?

Shareholders of record at the close of business on January 5, 2023 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on the Proposal at the Meeting. The Notice of Special

Meeting of Shareholders, the proxy statement and the proxy card or voting instruction form were first mailed to shareholders of record on or about January 18, 2023.

On what issues am I being asked to vote ?

Shareholders are being asked to vote on the Proposal to approve a new investment management agreement with Franklin Advisers, Inc. (“FAV”).

Why is a new investment management agreement with FAV being recommended ?

Franklin Templeton Institutional, LLC (“FT Institutional”), a wholly owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), has served as the Fund’s investment manager since 2007. In September 2019, FAV’s Franklin Equity Group (the “Franklin Equity Group”), which manages various Franklin sector funds, began managing the Fund in order for the Fund to benefit from information and research sharing among the Franklin Equity Group’s sector teams. In connection with this change, two former portfolio managers were replaced by Blair Schmicker, who was already a member of the Franklin Equity Group. At that same time, Daniel Scher, who has been a portfolio manager of the Fund since 2014, transferred to the Franklin Equity Group as a part of this organizational change. Although Mr. Schmicker and Mr. Scher are officers of FT Institutional, as members of the Franklin Equity Group, they also are employees of FAV. In order to simplify and streamline internal operations, such as portfolio manager responsibilities, compliance reporting and transfer pricing, Management is recommending the replacement of FT Institutional with FAV. In addition, the change will align the Fund’s management with other funds managed by the Franklin Equity Group.

What effect, if any, will the approval of the proposed new investment management agreement with FAV have on the Fund’s management fees ?

The approval of the proposed new investment management agreement with FAV for the Fund will have no impact on the amount of management fees paid by the Fund or Fund shareholders. The proposed investment management agreement with FAV will have the same fee schedule as the Fund’s current investment management agreement with FT Institutional.

How does the Board of Trustees of the Trust recommend that I vote ?

The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote FOR the Proposal to approve a new investment management agreement with FAV.

How do I ensure that my vote is accurately recorded ?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card or voting instruction form.

For Variable Contract Owners: Voting instruction forms that are properly signed, dated and received by the applicable Participating Insurance Company will be voted as specified. If you specify a vote on the Proposal, your Participating Insurance Company will vote those shares attributable to your Variable Contract as you indicate. Any shares of the Fund for which signed voting instructions forms are received but without specified instructions will be voted FOR the Proposal in accordance with the Trustees’ recommendations. Any shares of the Fund for which no voting instructions are received generally will be voted by the Participating Insurance Company in proportion to those shares for which timely instructions are received. The effect of this proportional voting is that Variable Contract owners representing a small number of Fund shares may determine the outcome of the vote on the Proposal. Variable Contract owners should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

For Direct Owners (and not Variable Contract Owners): Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your proxy will be voted FOR the Proposal in accordance with the Trustees’ recommendations.

May I revoke my proxy ?

If you are a Variable Contact owner, you may revoke your voting instructions by sending a written notice to the applicable Participating Insurance Company expressly revoking your instructions, by signing and forwarding to the Participating Insurance Company later-dated voting instructions, or otherwise giving notice of revocation at the Meeting. Variable Contract owners should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

If you are a direct owner of Fund shares, you may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of January 5, 2023, and a valid picture identification, such as a driver’s license or passport, for admission at the Meeting. Shareholders without proof of ownership and identification will not be admitted.

Who will pay proxy solicitation costs ?

The costs of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by FAV, regardless of whether shareholders approve the Proposal. For more information, please see “FURTHER INFORMATION ABOUT VOTING AND THE MEETING – Solicitation of Proxies.”

THE PROPOSAL:
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH FA V

The Board, on behalf of the Fund, unanimously recommends that shareholders of the Fund vote to approve a new investment management agreement with FAV (the “New IM Agreement”).

Why is FAV recommended to serve as the Fund’s Investment Manager ?

Currently, FT Institutional, a wholly owned subsidiary of Franklin Resources, which is a publicly held company, is the Fund’s investment manager. FT Institutional has served as the investment manager for the Fund since 2007. Prior to that, FAV served as the Fund’s investment manager from the Fund’s inception in 1989 until 2007.

In September 2019, Franklin Equity Group, which manages various Franklin sector funds, began managing the Fund in order for the Fund to benefit from information and research sharing among the Franklin Equity Group’s sector teams. In connection with this change, two former portfolio managers were replaced by Blair Schmicker, who was already a member of the Franklin Equity Group. At that same time, Daniel Scher, who has been a portfolio manager of the Fund since 2014, transferred to the Franklin Equity Group as a part of this organizational change. Although Messrs. Schmicker and Scher are officers of FT Institutional, as members of the Franklin Equity Group, they also are employees of FAV. In order to simplify and streamline internal operations, including as portfolio manager responsibilities, compliance reporting and transfer pricing, Management is recommending the replacement of FT Institutional with FAV. In addition, the change will align the Fund’s management with other funds managed by the Franklin Equity Group. The form of New IM Agreement is included as Exhibit A to this proxy statement.

There is no proposed change in the level of investment management fees to be paid by the Fund or Fund shareholders, and the approval of the New IM Agreement will not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or the principal risks associated with an investment in the Fund. No additional portfolio manager changes are contemplated at this time.

If the New IM Agreement is approved by shareholders of the Fund, FT Institutional will no longer serve as the Fund’s investment manager.

Additional Information about FT Institutiona l

FT Institutional, 280 Park Avenue, New York, New York 10017, is the current investment manager for the Fund. FT Institutional serves as the Fund’s investment manager pursuant to an amended and restated investment management agreement dated December 29, 2017 (the “Current IM Agreement”). The Board most recently voted to renew the Current IM Agreement on April 12, 2022. The Current IM Agreement was last submitted to the Fund’s shareholders for approval on April 3, 2007 in connection with approving FT Institutional as the investment manager of the Fund.

For the fiscal year ended December 31, 2021, the amount of investment management fees paid to FT Institutional by the Fund was $1,291,735.

FT Institutional is a wholly-owned subsidiary of Franklin Resources. The following table sets forth the name and principal occupation of the principal executive officers of FT Institutional. Unless otherwise noted, the business address of the principal executive officers and in the table below is 280 Park Avenue, New York, New York 10017.

Name	Position	Principal Occupation
Thomas C. Merchant	Chief Legal Officer	Executive Vice President, General Counsel & Secretary of Franklin Resources, Inc.
Breda M. Beckerle	Chief Compliance Officer	Chief Compliance Officer of North America Advisory Services
Sonal Desai	Executive Vice President	Executive Vice President, Portfolio Manager and Chief Investment Officer of Franklin Templeton Fixed Income
Michael Foley	Executive Vice President	Head of U.S. Institutional of Franklin Templeton Institutional, LLC
David Manlowe	Executive Vice President	BSP Senior Managing Director & COO Head of BSP Research of Franklin Templeton Institutional

Name	Position	Principal Occupation
Bryan R. Martoken	Executive Vice President	BSP Managing Director and BSP Chief Financial Officer
Michael P. McCarthy	Executive Vice President	Executive Vice President, Chief Investment Officer and Portfolio Manager of Franklin Equity Group and Franklin Advisers, Inc.
Yu (Ben) Meng	Executive Vice President	Executive Vice President and Chairman of Asia Pacific, Executive Sponsor of Sustainability
Jed A. Plafker	Executive Vice President	Executive Vice President, Global Alliances and New Business Strategies of Franklin Resources, Inc.
Mark L. Constant	Treasurer	Vice President & Treasurer of Franklin Resources, Inc.
Virginia E. Rosas	Secretary	Associate General Counsel

Additional information about FA V

FAV, located at One Franklin Parkway, San Mateo, California 94403-1906, is organized as a California corporation and is registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”). As of December 31, 2022, FAV managed approximately $335.8 billion in assets. FAV is wholly-owned by Franklin Resources. The following table sets forth the name and principal occupation of the principal executive officers and each director of FAV. Unless otherwise noted, the business address of the principal executive officers and each director in the table below is One Franklin Parkway San Mateo, CA 94403-1906. In addition, Gregory E. Johnson, who is a Trustee of the Fund, is an officer and director of and holds an ownership interest in Franklin Resources, which is the parent company of FAV.

Name	Position	Principal Occupation
Edward D. Perks	President	Chief Investment Officer, Franklin Income Investors President, Franklin Advisers, Inc.
Lindsey Oshita	Chief Financial Officer	Chief Accounting Officer – Americas of Franklin Templeton Companies, LLC
Thomas C. Merchant	Chief Legal Officer	Executive Vice President, General Counsel & Secretary of Franklin Resources, Inc.
Breda M. Beckerle	Chief Compliance Officer	Chief Compliance Officer of North America Advisory Services
Name	Position	Principal Occupation
Michael P. McCarthy	Executive Vice President and Chief Investment Officer	Executive Vice President, Chief Investment Officer and Portfolio Manager of Franklin Equity Group and Franklin Advisers, Inc.
Mark L. Constant	Treasurer	Vice President & Treasurer of Franklin Resources, Inc.
Virginia E. Rosas	Secretary	Associate General Counsel

Are there any material differences between the New IM Agreement and the Fund’s Current IM Agreement ?

The terms of the New IM Agreement and the terms of the Current IM Agreement are substantially identical, except the investment manager is FAV, rather than FT Institutional, and the New IM Agreement contains certain changes to reflect the latest forms of investment management agreements used across the FT complex, including updated indemnification provisions to reflect FAV’s obligation to indemnify the Trust, the Fund and their officers and Trustees for losses or expenses resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard by FAV of its obligations or duties under the New IM Agreement. There is no proposed change to the level of investment management fees to be paid by the Fund, nor any change in the nature or quality of services to be provided to the Fund.

What are the material terms of the New IM Agreement ?

Below is a summary of the material terms of the New IM Agreement. The following discussion is qualified in its entirety by reference to the New IM Agreement attached as Exhibit A to this proxy statement.

Services. FAV will manage the Fund’s assets subject to and in accordance with the Fund’s investment goals and policies, the terms of the New IM Agreement, and any directions which the Board may issue from time to time. FAV will make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of the Fund’s investment securities, and will take such steps as may be necessary to implement the same.

FAV also will be responsible for providing or procuring, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any other service provider to the Fund: (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the SEC and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities. As FT Institutional does under the Current IM Agreement, FAV will engage Franklin Templeton Services, LLC (“FT Services”) to provide the foregoing services to the Fund.

Management Fees. Pursuant to the New IM Agreement, the fee rate payable to FAV by the Fund is identical to the fee rate paid by the Fund under the Current IM Agreement to FT Institutional, and shall be based upon the following annual rates:

• 1.05% of the value of average daily net assets up to and including $500 million; and

• 0.95% of the value of average daily net assets over $500 million up to and including $1 billion; and

• 0.90% of the value of average daily net assets over $1 billion up to and including $1.5 billion; and

• 0.85% of the value of average daily net assets over $1.5 billion up to and including $6.5 billion; and

• 0.83% of the value of average daily net assets over $6.5 billion up to and including $11.5 billion; and

• 0.81% of the value of average daily net assets over $11.5 billion up to and including $16.5 billion; and

• 0.79% of the value of average daily net assets over $16.5 billion up to and including $19.0 billion; and

• 0.78% of the value of average daily net assets over $19.0 billion up to and including

$21.5 billion; and

• 0.77% of the value of average daily net assets over $21.5 billion.

Fund Expenses. The New IM Agreement includes a general list of expenses that are payable by the Fund and this list remains unchanged from the Current IM Agreement. As such, the obligations of the Fund and FAV with respect to Fund expenses would remain unchanged.

Brokerage. Under the New IM Agreement, as under the Current IM Agreement, FAV will seek to obtain the most favorable price and execution available when placing trades for the Fund’s portfolio transactions. The New IM Agreement recognizes that FAV may place orders on behalf of the Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” provided by that broker, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended.

Proxy Voting. The New IM Agreement provides that all decisions on proxy voting with respect to the Fund’s portfolio securities will be made by the investment manager, and by a subadviser as may be requested from time to time, unless the Board of the Trust determines otherwise. However, the role and obligations of the investment manager with respect to proxy voting would remain unchanged. Both FT Institutional and FAV have adopted the same proxy voting guidelines for FT equity funds, which have been approved by the Board of the Trust.

Delegation. The New IM Agreement, as under the Current IM Agreement, includes a provision that reflects the ability of the Fund to operate in a “Manager of Managers Structure,” including an obligation to supervise any subadviser.

Limitation of Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the New IM Agreement on the part of FAV, FAV shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Continuance. If shareholders of the Fund approve the New IM Agreement, such agreement shall become effective on the date written and shall continue in effect for two (2) years thereafter, unless sooner terminated as provided under the New IM Agreement and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (a) by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the Investment Company Act of 1940 (the “1940 Act”) as the lesser of:  (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority Vote”), or (b) by a vote of a majority of the Trustees of the Trust who are not parties to the New IM Agreement (other than as Trustees of the Trust) or “interested persons” of any such party, in accordance with the 1940 Act and any rules, regulations or interpretations thereunder.

Termination. The New IM Agreement may at any time be terminated without the payment of any penalty by the vote of the Board or by a 1940 Act Majority Vote of shareholders on 60 days’ written notice to FAV. The New IM Agreement shall immediately terminate with respect to the Fund in the event of its assignment and may be terminated by FAV on 60 days’ written notice to the Fund.

What fees were paid by the Fund to affiliates of FAV during the most recent fiscal year ?

Information regarding the fees paid by the Fund to affiliates of FAV during the Fund’s most recently completed fiscal year is provided below under “ADDITIONAL INFORMATION ABOUT THE FUND.”

What did the Board consider when it approved the New IM Agreement ?

At an in-person meeting held on October 25, 2022 (the “October Board Meeting”), the Board of the Trust, including a majority of the trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved the New IM Agreement between FAV and the Trust, on behalf of the Fund for an initial two-year period, subject to prior approval of the shareholders of the Fund. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the New IM Agreement.

The Board reviewed and considered information provided by FAV at the October Board Meeting and throughout the year at meetings of the Board and its committees. The Board also considered a form of the New IM Agreement, which has terms that are substantially the same as the terms of the existing management agreement, except: (i) FAV is the investment manager rather than FT Institutional; and (ii) certain changes have been made to reflect the latest forms of investment management agreements used across the FT complex. The Board further considered the code of ethics applied to the employees of FAV and compliance policies and procedures of FAV, which are identical to those of FT Institutional. The Board discussed with management the reasons for the request that the Board approve the New IM Agreement, including the movement of the Fund’s portfolio management to the Franklin Equity Group and the fact that, as members of the Franklin Equity Group, the Fund’s portfolio managers are employees of FAV and would continue to manage the Fund in the same manner. The Board reviewed and considered all of the factors it deemed relevant in approving the New IM Agreement, including, but not limited to: (i) the nature, extent and quality of the services to be provided by FAV; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided to the Fund; and (iv) the extent to which economies of scale are expected to be realized. The Board noted its review of relevant information provided in connection with the April 2022 renewal of the Fund’s Current IM Agreement and its corresponding conclusions as discussed in the Board considerations included in the Fund’s June 2022 semi-annual report (the “April 2022 Contract Renewal”).

In approving the New IM Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the New IM Agreement are fair and reasonable and that the New IM Agreement is in the best interests of the Fund and its shareholders. In doing so, the Board noted the level of services to be provided under the New IM Agreement and that there was no proposed change to the level of investment management fees to be paid by the Fund. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services, including administrative services, to be provided by FAV and its affiliates to the Fund and its shareholders. In particular, the Board discussed the fact that the Fund’s current portfolio managers would continue to serve the Fund and that there was no expected change in the nature, extent or quality of the services to be provided to the Fund. The Board noted FAV’s experience as manager of other funds and accounts, including those within the FT organization; the personnel, operations, financial condition and investment management capabilities, methodologies and resources of FAV and FAV’s capabilities, as demonstrated by, among other things, their policies and procedures reasonably designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the FT organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by FAV and its affiliates to the Fund and its shareholders.

Fund Performance

The Board considered its review of the performance results of the Fund in connection with the April 2022 Contract Renewal, noting that the Board concluded that the Fund’s performance was satisfactory. The Board further noted that the Fund’s current portfolio managers would continue to serve the Fund. With that, the Board was confident in the abilities of such portfolio managers to continue the investment approach of the Fund and to provide quality services to the Fund and its shareholders.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the investment management fee to be charged by FAV. The Board noted that the management fee to be paid by the Fund under the New IM Agreement is identical to the management fee the Fund currently pays FT Institutional and that the Board considered in connection with the April 2022 Contract Renewal. The Board concluded that the proposed investment management fee is reasonable.

Management Profitability and Economies of Scale

The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the April 2022 Contract Renewal were not expected to materially change as a result of the proposed hiring of FAV.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the New IM Agreement for an initial two-year period, subject to prior approval of the shareholders of the Fund.

What is the required vote on the Proposal ?

The New IM Agreement must be approved by the affirmative 1940 Act Majority Vote of the Fund’s shareholders.

If the New IM Agreement is not approved by shareholders of the Fund, it is expected that the Fund will continue to operate under its current management structure and the Board will consider what steps to take with respect to the ongoing management of the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

ADDITIONAL INFORMATION ABOUT THE FUN D

The Administrator. Pursuant to a subcontract for fund administration services with the Fund’s investment manager, FT Services provides certain administrative functions for the Fund. FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly owned subsidiary of Franklin Resources and an affiliate of FAV and the Fund’s principal underwriter. JPMorgan Chase & Co., 270 Park Avenue, New York, NY 10017, has an agreement with FT Services to provide certain sub-administrative services for the Fund.

For the fiscal year ended December 31, 2021, the FT Institutional paid FT Services administrative fees of $363,877.

FT Services will continue to provide administrative services to the Fund after the Meeting.

The Underwriter. The principal underwriter for the Fund is Franklin Distributors, LLC (“Distributors”), with its principal address at One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, Distributors receives (i) underwriting commissions in connection with the sale or redemption of Fund shares and (ii) 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares.

For the fiscal year ended December 31, 2021, the aggregate amount of 12b-1 fees received by Distributors from the Class 1 and Class 2 shares of the Fund were $361,688.

Distributors will continue to act as the principal underwriter for the Fund after the Meeting.

The Transfer Agent. The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.

For the fiscal year ended December 31, 2021, the Fund did not pay transfer agent fees.

FTIS will continue to act as the transfer agent and shareholder servicing agent for the Fund after the Meeting.

The Custodian. The custodian for the Fund is The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286.

Other Matters. The Fund’s audited financial statements and annual report for its fiscal year ended December 31, 2021, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a free copy, please contact your financial advisor, the Participating Insurance Company offering your Variable Contract, call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Fund has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Fund will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030, if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Outstanding Shares and Principal Shareholders. The outstanding shares and classes of the Fund as of the Record Date were as follows:

Class	Number of Outstanding Shares
Class 1 Shares	181,704
Class 2 Shares	9,397,982
Total Shares	9,458,550

The names and addresses of shareholders that owned beneficially 5% or more of the outstanding shares of the Fund are set forth in Exhibit B. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund. To the knowledge of the Fund’s management, as of the Record Date, there were no other entities, except as set forth in Exhibit B, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

Contacting the Board. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Fund’s offices as follows: Franklin Global Real Estate VIP Fund — One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

FURTHER INFORMATION ABOUT VOTING AND THE MEETIN G

Solicitation of Proxies. Your vote is being solicited by the Board. AST Fund Solutions, LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies from the Participating Insurance Companies. The cost of soliciting proxies, which is expected to be approximately $74,991 including the fees of a proxy soliciting agent, will be borne by FAV.

The Participating Insurance Companies may also engage their own solicitors (which may include the Solicitor) to solicit voting instructions from Variable Contract owners. Such costs, including the fees of a proxy soliciting agent, if any, will be borne by the Participating Insurance Company, although FTIS, or an affiliate, may reimburse certain of their expenses. The Fund expects that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of the Fund or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation from the Fund for their services, may solicit proxies and voting instructions in person or by telephone, electronic means or telegram. However, if the Fund believes that additional solicitation is necessary, the Fund may engage certain financial services firms and their representatives, who will be compensated by the Fund for their services, which may include soliciting proxies and voting instructions in person or by telephone, electronic means or telegram. Any such additional solicitation costs would be indirectly borne by shareholders.

As the date of the Meeting approaches, certain Participating Insurance Companies or their Variable Contract owners may receive a telephone call from a representative of a solicitor if their votes have not yet been received.

If a shareholder wishes to participate in the Meeting, the shareholder still may submit the proxy card or voting instruction form originally sent with the proxy statement by mail or attend the Meeting in person. If a Variable Contract owner wishes to participate in the Meeting, please contact your Participating Insurance Company for further information regarding how to represent your vote at the Meeting.

Quorum. The holders of 40% of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposal. The shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. The vote required to approve the Proposal is set forth in the discussion of the Proposal above.

An “abstention” occurs when a shareholder has affirmatively designated to abstain from voting on the Proposal. Generally, abstentions will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions have the same effect as a vote “against” the Proposal. “Broker non-votes” are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. As described above, each Participating Insurance Company, as the shareholder of record of the Fund’s shares, generally is required to vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received by the Participating Insurance Company just as any other shares for which the Participating Insurance Company does not receive proper voting instructions. Therefore, the Fund does not anticipate receiving any broker non-votes.

Simultaneous Meetings.  The Meeting is to be held at the same time as the meetings of shareholders of other U.S. registered investment companies in the Franklin Templeton fund complex. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

Adjournment. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies and voting instructions. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals. The Fund is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the next meeting of shareholders should send his or her written proposal to the Fund’s offices: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, so that it is received within a reasonable time before the Fund begins to print and send its proxy materials for such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law and the Fund’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management, to the extent permitted under applicable federal securities laws, state law and the Fund’s governing instruments, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

By Order of the Board of Trustees,

Lori A. Weber

Co-Secretary and Vice President

January 18, 2023

EXHIBIT A – FORM OF INVESTMENT MANAGEMENT AGREEMEN T

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

on behalf of

FRANKLIN GLOBAL REAL ESTATE VIP FUND

INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT, dated as of [____________], is made between FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, a Delaware statutory trust (the “Trust”), on behalf of FRANKLIN GLOBAL REAL ESTATE VIP FUND (the “Fund”), a series of the Trust, and FRANKLIN ADVISERS, INC., a California corporation (the “Manager”).

WHEREAS, the Trust has been organized and intends to operate as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, all as heretofore and hereafter amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment manager and to have an investment manager perform various management, statistical, research, investment advisory, administrative and other services for the Fund; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is engaged in the business of rendering management, investment advisory, counseling and supervisory services to investment companies and other investment counseling clients, and desires to provide these services to the Fund.

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is mutually agreed as follows:

1.  Employment of the Manager. The Trust hereby employs the Manager to manage the investment and reinvestment of the Fund’s assets, to administer its affairs, and to provide or procure, as applicable, the administrative and other services described in Section 2.C. of this Agreement, as may be supplemented from time to time, subject to the direction of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed an agent of the Fund or the Trust.

2.  Obligations of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.  Investment Management Services.

(a) The Manager shall manage the Fund’s assets subject to and in accordance with the investment objectives and policies of the Fund and any directions which the Trust’s Board of Trustees may issue from time to time. In pursuance of the foregoing, the Manager shall make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s investment securities shall be exercised. The Manager shall render or cause to be rendered regular reports to the Trust, at regular meetings of its Board of Trustees and at such other times as may be reasonably requested by the Trust’s Board of Trustees, of (i) the decisions made with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, (ii) the reasons for such decisions and (iii) the extent to which those decisions have been implemented.

(b)  The Manager, subject to and in accordance with any directions which the Trust’s Board of Trustees may issue from time to time, shall place, in the name of the Fund, orders for the execution of the Fund’s securities transactions. When placing such orders, the Manager shall seek to obtain the best net price and execution for the Fund, but this requirement shall not be deemed to obligate the Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The parties recognize that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish research, statistical, quotations and other information to the Fund and the Manager in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so, the Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by that broker.

Accordingly, the Trust and the Manager agree that the Manager shall select brokers for the execution of the Fund’s transactions from among:

(i)  Those brokers and dealers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the Fund’s net assets, in such amount of total brokerage as may reasonably be required in light of such services; and

(ii) Those brokers and dealers who supply research, statistical and other data to the Manager which the Manager may lawfully and appropriately use in its investment management capacity, which relate directly to securities, actual or potential, of the Fund, or which place the Manager in a better position to make decisions in connection with the management of the Fund’s assets and securities, whether or not such data may also be useful to the Manager in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

(c) When the Manager has determined that the Fund should tender securities pursuant to a “tender offer solicitation,” Franklin Distributors, LLC (“Distributors”) shall be designated as the “tendering dealer” so long as it is legally permitted to act in such capacity under the federal securities laws and rules thereunder and the rules of any securities exchange or association of which Distributors may be a member. Neither the Manager nor Distributors shall be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the Financial Industry Regulatory Authority) as of the date of this Agreement. This Agreement shall not obligate the Manager or Distributors (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Trust on behalf of the Fund shall enter into an agreement with the Manager and/or Distributors to reimburse them for all such expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

(d)  The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed by the Manager, on behalf of the Fund, with brokers falling into each of the categories referred to above and the manner in which the allocation has been accomplished.

(e)  The Manager agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Manager’s paramount duty to obtain the best net price and execution for the Fund.

(f)  Decisions on proxy voting shall be made by the Manager unless the Board of Trustees determines otherwise. Pursuant to its authority, the Manager shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund with respect thereto. The Manager shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. In the case of class action suits involving issuers held in the Fund, the Manager may include information about the Fund for purposes of participating in any settlements.

B.  Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials. The Manager, its officers and employees will make available and provide accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund’s shares.

C.  Administrative Services. The Manager agrees, during the term of this Agreement, to provide or procure, as applicable, at its own expense (unless otherwise agreed to by the parties), the following services to the

Fund to the extent that any such services are not otherwise provided by any sub-adviser or other service provider to the Fund: (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund as contemplated in this Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the U.S. Securities and Exchange Commission and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.

Nothing in this Agreement shall obligate the Trust or the Fund to pay any compensation to the officers of the Trust who are officers, directors, stockholders or employees of the Manager or its affiliates. Nothing in this Agreement shall obligate the Manager to pay for the services of third parties, including attorneys, auditors, printers, pricing services or others, engaged directly by the Trust to perform services on behalf of the Fund.

D.  Other Obligations and Services. The Manager shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

E.  Delegation of Services. The Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (each, a “Sub-Adviser”) to perform, and thereby delegates to any such Sub-Adviser, some of the services for the Fund for which it is responsible under Section 2.A. of this Agreement or as the Manager may otherwise determine to be necessary or appropriate to seek to implement the Fund’s investment goals and strategies, subject to the approval of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, and the approval of the Fund’s shareholders, if required. The Manager will compensate any Sub-Adviser for its services to the Fund. The Manager will evaluate and select the Sub-Advisers and will make recommendations to the Board of Trustees about the hiring, termination and replacement of a Sub-Adviser and will oversee, monitor and review the Sub-Advisers and their performance and their compliance with the Fund’s investment policies and restrictions. The Manager may also terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if any is required, is obtained. Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any Sub-Adviser and will supervise each Sub-Adviser in its performance of its duties for the Fund. The Manager will also retain sole responsibility for all services described in Section 2.A. of this Agreement and not expressly delegated to one or more Sub-Advisers.

The Manager may, at its expense, also delegate to one or more entities some or all of the services for the Fund for which the Manager is responsible under Section 2.C. of this Agreement. The Manager will be responsible for the compensation, if any, of any such entities for such services to the Fund, unless otherwise agreed to by the parties. Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility and liability for all such services provided to the Fund under this Agreement and will supervise each such entity in its performance of its duties for the Fund. The Manager will also retain sole responsibility for all services described in Section 2.C. of this Agreement and not expressly delegated to one or more such entities.

3.  Expenses of the Fund. It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Manager herein, which expenses payable by the Fund shall include:

A.  Fees and expenses paid to the Manager as provided herein;

B.  Expenses of all audits by independent public accountants;

C.  Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of its shares;

D.  Expenses of obtaining quotations for calculating the value of the Fund’s net assets;

E.  Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Manager or its affiliates;

F.  Taxes levied against the Fund;

G.  Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;

H.  Costs, including the interest expense, of borrowing money;

I.  Costs incident to meetings of the Board of Trustees and shareholders of the Fund, reports to the Fund’s shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund’s and the Trust’s legal existence;

J.  Legal fees, including the legal fees related to the registration and continued qualification of the Fund’s shares for sale;

K.  Trustees’ fees and expenses to trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

L.  Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws; including the printing and mailing of prospectuses to its shareholders;

M.  Trade association dues;

N.  The Fund’s pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and

O.  The Fund’s portion of the cost of any proxy voting service used on its behalf.

4.  Compensation of the Manager. The Fund shall pay a management fee in cash to the Manager based upon a percentage of the value of the Fund’s net assets, calculated as set forth below, as compensation for the services rendered and obligations assumed by the Manager, during the preceding month, on the first business day of the month in each year.

A.  For purposes of calculating such fee, the value of the net assets of the Fund shall be determined in the same manner as the Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in the Fund’s current prospectus and statement of additional information. The rate of the management fee payable by the Fund shall be calculated daily at the following annual rates:

• 1.05% of the value of its average daily net assets up to and including $500 million; and

• 0.95% of the value of its average daily net assets over $500 million up to and including $1 billion; and

• 0.90% of the value of its average daily net assets over $1 billion up to and including $1.5

• billion; and

• 0.85% of the value of its average daily net assets over $1.5 billion up to and including $6.5 billion; and

• 0.83% of the value of its average daily net assets over $6.5 billion up to and including $11.5 billion; and

• 0.81% of the value of its average daily net assets over $11.5 billion up to and including $16.5 billion; and

• 0.79% of the value of its average daily net assets over $16.5 billion up to and including $19.0 billion; and

• 0.78% of the value of its average daily net assets over $19.0 billion up to and including $21.5 billion; and

• 0.77% of the value of its average daily net assets over $21.5 billion.

B.  The management fee payable by the Fund shall be reduced or eliminated to the extent that Distributors has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith. The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services.

C.  If this Agreement is terminated prior to the end of any month, the accrued management fee shall be paid to the date of termination.

5.  Activities of the Manager. The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust and Section 10(a) of the 1940 Act, it is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders; that directors, officers, agents or stockholders of the Manager or its affiliates are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the

Manager or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act.

6.  Performance of Services in Accordance with Regulatory Requirements; Furnishing of Books and Records. In performing the services set forth in this Agreement, the Manager:

A.  shall conform with the 1940 Act and all rules and regulations thereunder, with all other applicable federal, state and foreign laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Trust’s Registration Statement filed on Form N-1A, as supplemented or amended from time to time;

B.  will make available to the Trust, promptly upon request, any of the Fund’s books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Manager’s services under this Agreement that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

7.  Liabilities of the Manager.

A.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

B.  The Manager shall indemnify and hold harmless the Trust, the Fund and its officers and Trustees against any and all losses, claims, damages and liabilities (including reasonable legal and other expenses and amounts paid in settlement) incurred in any action, suit, proceeding or investigation (whether instituted or threatened) by reason of or arising out of the willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager of its obligations or duties hereunder.

C.  No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or director or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

8.  Renewal and Termination.

A.  This Agreement shall become effective on the date written below and shall continue in effect for two (2) years thereafter, unless sooner terminated as hereinafter provided, and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust) or “interested persons” of any such party, in accordance with the 1940 Act and any rules, interpretations or orders thereunder.

B.  This Agreement:

(i)  may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Manager;

(ii)  shall immediately terminate with respect to the Fund in the event of its assignment; and

(iii)  may be terminated by the Manager on 60 days’ written notice to the Fund.

C.  As used in this Paragraph, the terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for any such terms in the 1940 Act.

D.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at any office of such party.

9.  Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

11.  Limitation of Liability. Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the assets of the Fund; that any liability of the Trust under this Agreement with respect to the Trust, or in connection with the matters contemplated herein with respect to the Fund, shall be discharged only out of the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and the Manager shall not seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust, or from any other series of the Trust.

12.  Effect of Revisions to Requirements of 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of the Agreement is revised by rule, interpretation or order of the U.S. Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, interpretation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on [____________].

Franklin Templeton Variable Insurance Products Trust On Behalf Of

Franklin Global Real Estate VIP Fund

By: _____________________

Name:

Title:

Franklin Advisers, Inc.

By: _____________________

Name:

Title:

EXHIBIT B - PRINCIPAL HOLDERS OF FUND SHARE S

PRINCIPAL HOLDERS OF FUND SHARES AS OF JANUARY 5, 2023**

As of January 5, 2023, the following shareholders owned beneficially 5% or more of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Class 1 Shares	American General Life Insurance Company* 2727 Allen Parkway 4-D1 Houston, TX 77019-2115	3,028	78.91
	Delaware Life Insurance Company* 1 Sun Life Park SC-114 Wellesley Hills, MA 02481-5699	3,028	10.90
	Delaware Life Insurance Company* 1 Sun Life Park SC-114 Wellesley Hills, MA 02481-5699	3,028	10.19
Class 2 Shares	Riversource Life Insurance Company* 1497 AXP Financial Center Minneapolis, MN 55474-0016	469,899	76.66

* For the benefit of its customer(s).

** In addition, to the knowledge of the Fund’s management, as of the Record Date, the Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund and each class thereof.